Intangible Assets, Net (Details) - Schedule of Future Amortization Expenses $ in Thousands	Dec. 31, 2023 USD ($)
Schedule of Future Amortization Expenses [Abstract]
2024	$ 1,923
2025	1,539
2026	1,538
2027	1,537
2028	1,110
Total	$ 7,647